UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): August 11, 2005


                                                                 IRS Employer
Commission        Registrant; State of Incorporation;            Identification
File Number       Address; and Telephone Number                  Number
----------------  ---------------------------------------------  --------------

1-13739           UNISOURCE ENERGY CORPORATION                   86-0786732
                  (An Arizona Corporation)
                  One South Church Avenue, Suite 100
                  Tucson, AZ 85701
                  (520) 571-4000

1-5924            TUCSON ELECTRIC POWER COMPANY                  86-0062700
                  (An Arizona Corporation)
                  One South Church Avenue, Suite 100
                  Tucson, AZ 85701
                  (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS.
-------------------------

On August 11, 2005, Tucson Electric Power Company's (TEP) 380 megawatt Springerville Generating Station Unit 2 (Springerville Unit 2) was taken out of service due to a control system malfunction and subsequent mechanical problem with the turbine. TEP is currently in the process of inspecting the unit to determine the extent of the problem. Although the length of the outage has not been determined, based on preliminary information, TEP currently expects Springerville Unit 2 to be out of service for three to six weeks.

TEP has contracted to purchase replacement power in the market to meet its retail load requirements during the Springerville Unit 2 outage, which is estimated to increase costs by approximately $500,000 per day. TEP's retail rates are currently capped therefore none of these replacement power costs can be passed through to retail customers. The outage will also force TEP to incur additional operation and maintenance expenses to repair Springerville Unit 2 but specific dollar amounts cannot be estimated based on the information that is currently available.

ITEM 7.01 - REGULATION FD DISCLOSURE.
-------------------------------------

Although the total financial impact of the Springerville Unit 2 outage cannot be determined at this time, UniSource Energy Corporation (UniSource Energy) expects the costs of the outage to result in reduced 2005 full-year earnings. UniSource Energy is currently unable to determine whether 2005 full-year earnings will be within the previous range of $1.50 and $1.75 per basic share.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date: August 16, 2005                       UNISOURCE ENERGY CORPORATION
                                        --------------------------------------
                                                     (Registrant)


                                                /s/ Kevin P. Larson
                                        --------------------------------------
                                             Vice President and Principal
                                                  Financial Officer


Date: August 16, 2005                       TUCSON ELECTRIC POWER COMPANY
                                        --------------------------------------
                                                    (Registrant)


                                               /s/ Kevin P. Larson
                                        --------------------------------------
                                             Vice President and Principal
                                                 Financial Officer